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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2007


                                 NEOPHARM, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                     33-90516                   51-0327886
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   (State or other          (Commission File Number)         (IRS Employer
   jurisdiction of                                        Identification No.)
    incorporation)


                  1850 Lakeside Drive, Waukegan, Illinois 60085
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               (Address of principal executive offices) (Zip Code)

                                 (847) 887-0800
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240. 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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Item  3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

On December 26, 2007, NeoPharm, Inc. (the "Company") received written notification (the "Notice") from The NASDAQ Stock Market ("NASDAQ") that the bid price of its common stock for the last 30 consecutive trading days had closed below the minimum $1.00 per share (the "Minimum Price Requirement") required for continued listing under NASDAQ Marketplace Rule 4450(a)(5) (the "Rule"). Pursuant to NASDAQ Marketplace Rule 4450(e)(2), the Company has been provided an initial period of 180 calendar days, or until June 23, 2008, to regain compliance. The Notice states the NASDAQ staff (the "Staff") will provide written notification that the Company has achieved compliance with the Rule if at any time before June 23, 2008, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, although the Notice also states that the Staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days, under certain circumstances.

If the Company does not regain compliance with the Rule by June 23, 2008, NASDAQ will provide notice to the Company that its securities will be delisted from the NASDAQ Global Market. If the Company receives such a letter, it will have an opportunity to appeal the determination to the Listing Qualification Panel or to apply to transfer its common stock to the NASDAQ Capital Market. If the Company's application to the NASDAQ Capital Market is approved, then the Company will have an additional 180 day compliance period in order to regain compliance with the Rule. If the Company does not regain compliance with the Rule by the end of the additional compliance period, the Staff will again provide written notice that the Company's securities will be delisted, and the Company may appeal the Staff's determination to the Listing Qualification Panel at such time.

A copy of the press release issued by the Company on December 28, 2007, regarding its failure to satisfy NASDAQ's continued listing standards is attached to this current report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits,

       (d)    Exhibits

              99.1     Press Release of NeoPharm, Inc., dated December 28, 2007.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOPHARM, INC.

Dated: December 28, 2007       By:  /s/ Laurence P. Birch
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                                    Printed Name: Laurence P. Birch
                                    Title:  President and Chief Executive Office



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